YoY 60% T R A V E L & C O N S U M E R $171M N O N - G A A P E P S * $2.05 YoY 70.2% YoY 51% F I N A N C I A L S E R V I C E S $194M $957–$965M YoY 40.4% YoY 71% YoY 38% YoY 56% YoY 33% YoY 37% YoY 33% E P A M R E P O R T S R E S U LT S F O R S E C O N D Q U A R T E R 2 0 2 1 R E V E N U E S B Y I N D U S T R Y V E R T I C A L R E V E N U E S B Y G E O G R A P H Y R E V E N U E O U T L O O KR E V E N U E S ( Q 2 ) E A R N I N G S P E R S H A R E YoY ( R E P O R T E D ) YoY ( O R G A N I C ) $881M 39.4% 36.3% ( M I D - P O I N T O F R A N G E ) 47% $158M YoY 13% B U S I N E S S I N F O R M AT I O N & M E D I A AT L E A S T N O R T H A M E R I C A $527M G A A P E P S $1.94 E M P L O Y E E S A N D L O C AT I O N S * R E F E R T O T H E C O M P A N Y ’ S P R E S S R E L E A S E F O R N O N - G A A P E P S R E C O N C I L I AT I O N 47,850+ T O TA L E P A M E R S 42,800+ D E S I G N E R S , E N G I N E E R S & C O N S U LTA N T S E U R O P E $291M YoY 38% 35+ C O U N T R I E S C I S $38M A P A C $25M YoY 44% L I F E S C I E N C E S & H E A LT H C A R E $92M S O F T W A R E & H I -T E C H E M E R G I N G $159M $107M Q 3 2 0 2 1 F Y 2 0 2 1 Exhibit 99.2